UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported): March 6, 2009

AMERICAN LAND LEASE, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware	1-09360	84-1038736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29399 US Hwy 19 North, Suite 320

Clearwater, FL 33761

(Address of Principal Executive Offices) (Zip Code)

(727) 726-8868

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2009, American Land Lease, Inc. (the “Company”) received notice from Robert G. Blatz, the Company’s President and Chief Operating Officer, that he will resign effective March 16, 2009. Randall K. Rowe, the Company’s Chairman and Chief Executive Officer, will assume the duties of President and Chief Operating Officer upon Mr. Blatz’ resignation. The Company and Mr. Blatz are negotiating the terms of a consulting agreement pursuant to which Mr. Blatz would provide certain transition services to the Company for a period of up to six months following his resignation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LAND LEASE, INC.

Dated: March 12, 2009	By:	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer